UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2024

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive offices) (Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on January 10, 2024, Southwestern Energy Company, a Delaware corporation (NYSE: SWN) (“Southwestern”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Chesapeake Energy Corporation, an Oklahoma corporation (NASDAQ: CHK) (“Chesapeake”), Hulk Merger Sub, Inc., a Delaware corporation and a newly formed, wholly-owned subsidiary of Chesapeake (“Merger Sub”) and Hulk LLC Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Chesapeake (“LLC Sub” and together with Merger Sub, Southwestern and Chesapeake, the “Parties”). Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Southwestern, with Southwestern continuing as the surviving entity and a wholly-owned subsidiary of Chesapeake (the “Merger”).

The Merger is conditioned on, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Pursuant to the HSR Act, Southwestern and Chesapeake filed notification and report forms with the Department of Justice and the Federal Trade Commission (the “FTC”).

On April 4, 2024, Southwestern and Chesapeake each received a request for additional information and documentary material (collectively, the “Second Request”) from the FTC. Issuance of the Second Request extends the waiting period imposed by the HSR Act until 30 days after each of Southwestern and Chesapeake have substantially complied with the Second Request, unless the waiting period is earlier terminated. Southwestern and Chesapeake will continue to cooperate fully with the FTC in its review and now expect the transaction will close in the second half of 2024.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This report includes certain statements that may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact or present financial information, included in this report that address activities, outcomes and other matters that Southwestern or Chesapeake expects, believes or anticipates will or may occur in the future, including, without limitation, statements regarding the proposed transaction between Southwestern and Chesapeake (the “proposed transaction”), the expected closing of the proposed transaction and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including an expected accretion to earnings and free cash flow and dividend payments, are forward looking statements. Although we and Chesapeake believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance. We and Chesapeake have no obligation and make no undertaking to publicly update or revise any forward-looking statements, except as may be required by law.

Forward-looking statements include the items identified in the preceding paragraph, information concerning possible or assumed future results of operations and other statements in this report identified by words such as “anticipate,” “intend,” “plan,” “project,” “predict,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “shall,” “become,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “forecast,” “model,” “target,” or similar words. Statements may be forward-looking even in the absence of these particular words.

You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect our operations, markets, products, services and prices and cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are based on current beliefs of the management of Southwestern and Chesapeake, based on currently available information, as to the outcome and timing of future events. In addition to any assumptions and other factors referred to specifically in connection with forward-looking statements, risks, uncertainties and factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the risk that Southwestern’s and Chesapeake’s businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the possibility that shareholders of Chesapeake may not approve the issuance of new shares of Chesapeake Common Stock in the proposed transaction or that shareholders of Chesapeake or shareholders of Southwestern may not approve the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the risk the Parties do not receive regulatory approval of the proposed transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that changes in Chesapeake’s capital structure and governance could have adverse effects on the market value of its securities; the ability of Southwestern and Chesapeake to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on Southwestern’s and Chesapeake’s operating results and business generally; the risk the proposed transaction could distract management from ongoing business operations or cause Southwestern and/or Chesapeake to incur substantial costs; the risk of any litigation relating to the proposed transaction; the risk that Chesapeake may be unable to reduce expenses or access financing or liquidity; the impact of COVID-19 or other diseases; the impact of adverse changes in interest rates and inflation; and the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters. All such factors are difficult to predict and are beyond our and Chesapeake’s control, including those detailed in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on our website at www.swn.com under the “Investors” tab and on the website of the SEC at www.sec.gov, and those detailed in Chesapeake’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Chesapeake’s website at http://investors.chk.com/ and on the website of the SEC.

Should one or more of the risks or uncertainties described above or elsewhere in this report occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. We specifically disclaim all responsibility to update publicly any information contained in a forward-looking statement or any forward-looking statement in its entirety and therefore disclaim any resulting liability for potentially related damages.

All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Important Additional Information Regarding the Transaction Has Been Filed with the SEC and Where to Find It

In connection with the proposed transaction between Southwestern and Chesapeake, Chesapeake has filed with the SEC a registration statement to register the shares of Chesapeake’s common stock to be issued in connection with the proposed transaction. The registration statement will include a document that serves as a prospectus of Chesapeake and a joint proxy statement of each of Southwestern and Chesapeake (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC.  Investors and security holders ARE URGED TO READ THE REGISTRATION STATEMENT, THE Joint PROXY STATEMENT/PROSPECTUS, as each may be amended or supplemented from time to time, AND OTHER relevant DOCUMENTS FILED by Southwestern and Chesapeake WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Southwestern and CHESAPEAKE, THE PROPOSED transaction, the risks related thereto and related matters.

After the Registration Statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to shareholders of Southwestern and shareholders of Chesapeake as of the record date. Investors will be able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Southwestern and Chesapeake with the SEC (when they become available) through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Southwestern, including the joint proxy statement/prospectus (when available), will be available free of charge from Southwestern’s website at www.swn.com under the “Investors” tab. Copies of documents filed with the SEC by Chesapeake, including the joint proxy statement/prospectus (when available), will be available free of charge from Chesapeake’s website at www.chk.com under the “Investors” tab.

Participants in the Solicitation

Southwestern and certain of its directors, executive officers and other members of management and employees, Chesapeake, and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Southwestern’s shareholders and the solicitation of proxies from Chesapeake’s shareholders, in each case with respect to the proposed transaction. Information about Southwestern’s directors and executive officers is available in Southwestern’s Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC on February 22, 2024, and its Definitive Proxy Statement on Schedule DEF 14A, which was filed with the SEC on April 5, 2023. Information about Chesapeake’s directors and executive officers is available in its Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC on February 21, 2024, and its Definitive Proxy Statement on Schedule DEF 14A, which was filed with the SEC on April 28, 2023. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Shareholders of Southwestern, shareholders of Chesapeake, potential investors and other readers should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: April 5, 2024	By:	/s/ Chris Lacy
	Name:	Chris Lacy
	Title:	Senior Vice President, General Counsel & Secretary